Rothschild Asset Management Inc.

Rothschild U.S. Large-Cap Core Fund
Rothschild U.S. Large-Cap Value Fund

Supplement dated November 13, 2015 to the
Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”)
dated December 22, 2014

Effective August 31, 2015, Anthea Mikstay no longer serves as a portfolio manager for the Rothschild U.S. Large Cap Core Fund and the Rothschild U.S. Large-Cap Value Fund.  Please disregard all references to Ms. Mikstay in the Summary Prospectuses, Prospectus and SAI.

Please retain this Supplement with the Summary Prospectuses, Prospectus and SAI.